Exhibit 10.14(c)

AMENDMENT NO. 2 TO

SIXTH AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

This Amendment No. 2 to Sixth Amended and Restated Receivables Sale Agreement, dated as of September 29, 2023 (this “Amendment”) is by and among the originators listed on Schedule I hereto (the “Originators”) and WestRock Financial, Inc., as buyer (the “Buyer”). Each of the Buyer and the Originators may be referred to herein as a “Party” or collectively as the “Parties.” Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Agreement (as defined below) or, if not defined therein, in the Credit Agreement (as defined below).

W I T N E S S E T H :

WHEREAS, the Originators and the Buyer are party to the Sixth Amended and Restated Receivables Sale Agreement, dated as of July 22, 2016 (as amended by Amendment No. 1 to Sixth Amended and Restated Receivables Sale Agreement, dated as of May 2, 2019, and as further amended, modified or supplemented from time to time, the “Agreement”), by and among the Originators and the Buyer;

WHEREAS, reference is made to the proposed business combination (the “Merger Transaction”) of WestRock Company, a Delaware corporation (“Parent”) and the Smurfit Kappa group pursuant to a transaction agreement (the “Transaction Agreement”), entered into on September 12, 2023, by and among, inter alios, Smurfit Kappa Group plc, a public limited company incorporated in Ireland, and Parent, under which Parent has agreed, through a series of intermediate steps and transactions, to merge into a wholly-owned subsidiary of Smurfit WestRock, a public limited liability company organized under the laws of Ireland, with Parent as the surviving entity;

WHEREAS, pursuant to (i) Section 7.1(g) of the Eighth Amended and Restated Credit and Security Agreement, dated as of July 22, 2016 (as amended from time to time, the “Credit Agreement”), by and among Buyer, as borrower, WestRock Converting, LLC, as initial servicer, the Lenders and Co-Agents from time to time party thereto and Coöperatieve Rabobank U.A., New York Branch, as administrative agent and funding agent, the Buyer has covenanted not to amend the Agreement without the consent of the Agents and (ii) Section 7.1(b) of the Agreement, no provision of the Agreement may be amended without the consent of the Committed Lenders or Required Committed Lenders, as applicable.

WHEREAS, the Parties hereto desire to amend the Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3, Exhibit I of the Agreement shall be amended as follows:

1.1 The following definitions are added:

“Transaction Agreement” means the transaction agreement dated September 12, 2023, by and among, inter alios, Smurfit Kappa Group plc, a public limited company incorporated in Ireland, and Parent, as amended, supplemented or modified from time to time.

“Merger Transaction” means the merger of Parent into a wholly-owned subsidiary of Smurfit WestRock, a public limited liability company organized under the laws of Ireland, through a series of intermediate steps and transactions, with Parent as the surviving entity, in accordance with the terms of the Transaction Agreement.

1.2 The definition of “Change in Control” is hereby amended by adding the following text at the end of such definition:

“Notwithstanding the foregoing, the consummation of the Merger Transaction shall be deemed not to constitute a Change in Control.”

2. Representations and Agreements.

2.1. Each Party represents and warrants to the Agents and Lenders that it has duly authorized, executed and delivered this Amendment and that this Amendment constitutes, a legal, valid and binding obligation of such Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

2.2. Each Originator further represents and warrants to the Agents and the Lenders that, as of the date hereof and as of the Effective Date (as defined below), each of its representations and warranties set forth in Section 2.1 of the Agreement is true and correct as though made on and as of such date and that no event has occurred and is continuing that will constitute a Termination Event or Unmatured Event of Termination.

3. Conditions Precedent. This Amendment shall become effective as of the date (the “Effective Date”) upon which the following conditions precedent are satisfied:

3.1 the Administrative Agent shall have received a counterpart hereof duly executed by the Parties, the Agents and the Committed Lenders; and

3.2 the Administrative Agent shall have received evidence that the Merger Transaction will not result in a Change of Control under and as defined in the Parent Credit Agreement.

4. Miscellaneous.

4.1. Except as expressly amended hereby, the Agreement shall remain unaltered and in full force and effect, and each of the parties hereto hereby ratifies and confirms the Agreement to which it is a party.

4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK

(INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

4.3. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY ACKNOWLEDGES AND AGREES THAT IT IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT AND IT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) OR ANY AGENT OR LENDER TO BRING PROCEEDINGS AGAINST ANY ORIGINATOR OR BUYER IN THE COURTS OF ANY OTHER JURISDICTION.

4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

4.5 The Buyer agrees to pay to the Administrative Agent’s counsel the reasonable fees and disbursements incurred by such counsel in connection with this Amendment not later than five (5) Business Days following receipt of the related invoice.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

For and on behalf of WESTROCK FINANCIAL, INC., as Buyer

By: /s/ M. Benjamin Haislip

Name: M. Benjamin Haislip
Title: President and Treasurer

For and on behalf of WESTROCK CONVERTING, LLC; WESTROCK MILL COMPANY, LLC; WESTROCK - SOUTHERN CONTAINER, LLC; WESTROCK COMPANY OF TEXAS; WestRock Charleston Kraft, LLC; WESTROCK MINNESOTA CORPORATION; WESTROCK CALIFORNIA, LLC; WESTROCK CP, LLC; WESTROCK - SOLVAY, LLC; WestRock - Rex, LLC; WESTROCK - GRAPHICS, INC.; WESTROCK COMMERCIAL, LLC; WESTROCK PACKAGING, INC.; WESTROCK CONSUMER PACKAGING GROUP, LLC; WESTROCK PACKAGING SYSTEMS, LLC; WESTROCK MWV, LLC; WESTROCK USC INC.; WESTROCK SOUTHEAST, LLC; WESTROCK BOX ON DEMAND, LLC; WESTROCK COATED BOARD, LLC; WESTROCK TEXAS, L.P.; WESTROCK VIRGINIA, LLC; WestRock Container, LLC; WestRock Kraft Paper LLC; WestRock Longview, LLC; and WestRock Paper and Packaging, LLC, each as an Originator

By: /s/ M. Benjamin Haislip

Name: M. Benjamin Haislip
Title: Senior Vice President and Treasurer

Consented and agreed to by:

COÖPERATIEVE RABOBANK, U.A., New York Branch, as Administrative Agent, a Committed Lender, Funding Agent and a Co-Agent

By: /s/ Robyn Carmel

Name: Robyn Carmel

Title: Executive Director

By: /s/ Christopher Lew

Name: Christopher Lew

Title: Managing Director

REGIONS BANK, as a Committed Lender and a Co-Agent

By: /s/ Curtis Faye

Name: Curtis Faye

Title: Director

TD BANK, N.A.,

as a Committed Lender and a Co-Agent

By: /s/ M. Bernadette Collins

Name: M. Bernadette Collins

Title: SVP

WELLS FARGO BANK, N.A., as a Committed Lender and a Co-Agent

By: /s/ Bria Brown

Name: Bria Brown

Title: Assistant Vice President

BANK OF NOVA SCOTIA,

as a Committed Lender and a Co-Agent

By: /s/ Doug Noe

Name: Doug Noe

Title: Managing Director

MIZUHO BANK, LTD., as a Committed Lender and a Co-Agent

By: /s/ Richard A. Burke

Name: Richard A. Burke

Title: Managing Director

[WestRock – Amendment No. 2 to 6th A&R RSA]